Supplement to the currently effective Statements of Additional Information for the listed Fund:

DWS International Fund

--------------------------------------------------------------------------------

This supplement relates only to the DWS International Fund (the "Fund"). The following information replaces the Fund's information contained in the "Fund
Ownership of Portfolio Managers" section of the Fund's current Statements of Additional Information.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio manager in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end and as of April 30, 2007.

                                         Dollar Range of              Dollar Range of All DWS Fund
    Name of Portfolio Manager           Fund Shares Owned                     Shares Owned
    -------------------------           -----------------                     ------------
          Matthias Knerr                $100,001-$500,000                 $500,001-$1,000,000





               Please Retain This Supplement for Future Reference


May 22, 2007